Exhibit 99.1

Jefferies 5th Annual Communications Conference John Finke, President and CEO September 10, 2007

This discussion may contain certain statements which are not historical facts, but are “forward-looking statements.” These forward-looking statements are based on current expectations, estimates and projections about the industry in which HickoryTech operates and management’s beliefs and assumptions. Such forward-looking statements are subject to uncertainties that could cause HickoryTech’s future actual results to differ materially from such statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and probabilities, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which is as of Sept. 10, 2007. HickoryTech undertakes no obligation, other than those required by regulatory agencies, to update any of its forward-looking statements for any reason. For further cautions on HickoryTech’s position on forward-looking statements, please refer to opening section in Part 1 of the Company’s SEC Form 10-k. Safe Harbor Statement 2

Discussion Points About HickoryTech Industry Trends Strategy Financial Overview Investment Highlights 3

About HickoryTech Publicly traded, NASDAQ: HTCO Headquarters: Mankato, Minn. – founded as an independent telephone company in 1898 Number of employees: 400 Serving business customers in the upper Midwest and residential customers in southern Minnesota and Iowa Focused on long-term growth and ongoing diversification Stable growth and cash flow – more than 50 years of consistent dividends HickoryTech is an integrated communications solution provider 4

HickoryTech Service Area Over 2,400 fiber route miles 5

Industry Trends Voice and Data Convergence – aggressively driving infrastructure and bandwidth upgrades (Gartner, 2006) Double digit growth in Unified Communications, Managed and Hosted Services – integrated solutions (Infonetics Research, 7-2007) Increasing broadband adoption – increased consumer demand for the triple play (Cloes Fornell Int’l Group, 7-2007) 6 a transforming company

Revenue Diversification *2007 revenue projection based upon mid-level guidance range provided in 7/31/07 Q2-07 Earnings Release 8 2005 Revenues 2006 Revenues 2007* Revenues

Business Strategy Business (Enventis Sector) Offer integrated solutions (i.e. voice + data + equipment + professional services) Target new business along expanded fiber network Focus on growth in transport data services (recurring, higher margin revenue) 9

Consumer Strategy Consumer (Telecom Sector) Increase broadband penetration Expand Digital TV service area Market a competitive service bundle 10

Products and Services 11

Growth Opportunities Further penetration of business network and transport services along our fiber network Increasing demand for unified communications – Encompass Unified Communications Expanded residential “triple play” service area for increased broadband penetration 12

Operating Income $4.1 million increase in Operating Income YTD 13 YTD YTD 6/30/07 6/30/06 % Change Operating Income Telecom Sector (1) 10.3 $ 8.3 $ 25% Enventis Sector (2) 3.0 1.3 133% Corporate (0.6) (1.0) -40% Total Operating Income 12.7 $ 8.6 $ 48% (Dollars In Millions) (1) 2007 Telecom Sector Revenue included $1.9 million IXC settlement (2) 2006 Enventis Sector included $1.1 million of integration expense

Debt Performance 14 $6.4 million of debt pay down in 2007 $119.6 $103.0 $142.8 $143.1 $139.1 $136.7 $60.0 $70.0 $80.0 $90.0 $100.0 $110.0 $120.0 $130.0 $140.0 $150.0 $160.0 2003 2004 2005 2006 Q1 2007 Q2 2007

Free Cash Flow 15 Q2-2007 Q2-2006 $ Change 2007 2006 $ Change EBITDA 12.4 $ 8.9 $ 3.5 $ 22.2 $ 17.5 $ 4.7 $ (3.3) (6.4) 3.1 (6.0) (10.3) 4.3 Free Cash Flow 9.1 $ 2.5 $ 6.6 $ 16.2 $ 7.2 $ 9.0 $ EBITDA is a non-GAAP measure. See GAAP reconciliation in supplemental materials. (Dollars In Millions) Capital Expenditures Six Months ended June 30

Business Highlights Strong level of business diversification, proven success with Enventis Business Executing on our complete business strategy Strong consumer market share with an expanded triple play service area Less dependency upon access revenues Financially secure and stable company 16

Enventis Valuation 17 There are two main product lines within Enventis – each with unique valuation characteristics. ENS: Enterprise Network Services (equipment) ETS: Enterprise Transport Services ENS ETS Total Revenue 52.8 $ 19.2 $ 72.0 $ Costs 50.5 14.2 64.7 EBITDA 2.3 5.0 7.3 Depreciation & Amortization 0.4 $ 3.0 $ 3.4 $ Operating Income 1.9 $ 2.0 $ 3.9 $ Net Income 1.1 $ 1.3 $ 2.4 $ Capital Expenditures 0.2 $ 4.1 $ 4.3 $ Free Cash Flow 2.1 $ 0.9 $ 3.0 $ (Dollars In Millions) Trailing Twelve Months 7/06 - 6/07

HTCO Investment Highlights Focused business growth strategy on leveraging fiber network to deliver integrated solutions Stable growth and cash flow, more than 50 years of paying dividend Experienced and proven management team focused on increasing shareholder value 18

Supplemental Information

Total Company Results 20 Trailing Actual 6/30/06 12/31/06 6/30/07 12 mos 2006 Revenue Telecom Sector 37.6 $ 37.3 $ 39.5 $ 76.8 $ 74.9 $ Enventis Sector 29.2 28.8 43.0 71.8 58.0 Total Revenue 66.8 $ 66.1 $ 82.5 $ 148.6 $ 132.9 $ Costs 58.2 $ 58.9 $ 69.8 $ 128.7 $ 117.1 $ Operating Income 8.6 $ 7.2 $ 12.7 $ 19.9 $ 15.8 $ Income from Continuing Ops 3.1 $ 2.1 $ 5.0 $ 7.1 $ 5.2 $ Discontinued Operations (0.4) (2.5) - n/a (2.9) 2.7 $ (0.4) $ 5.0 $ 7.1 $ 2.3 $ EPS - Diluted - Continuing Ops 0.24 $ 0.16 $ 0.38 $ 0.54 $ 0.40 $ EPS - Diluted - Discontinued Ops (0.03) (0.20) 0.00 n/a (0.23) Total EPS 0.21 $ (0.04) $ 0.38 $ 0.54 $ 0.17 $ Capital Expenditures 10.3 $ 10.8 $ 6.0 $ 16.8 $ 21.1 $ Six months ended Net Income (Dollars In Millions)

Telecom Sector 21 (Dollars In Millions) Trailing Actual 6/30/06 12/31/06 6/30/07 12 mos 2006 Revenue Local Service, etc. 19.4 $ 18.4 $ 18.6 $ 37.0 $ 37.8 $ Access 14.7 15.2 14.8 30.0 29.9 2007 Access Settlement with IXC - - 1.9 1.9 - Broadband 3.5 4.0 4.4 8.4 7.5 Total Revenues 37.6 $ 37.6 $ 39.7 $ 77.3 $ 75.2 $ Costs and Operating Expenses 22.0 $ 23.1 $ 21.7 $ 44.8 $ 45.1 $ Subtotal EBITDA 15.6 $ 14.5 $ 18.0 $ 32.5 $ 30.1 $ Depreciation and Amortization 7.3 7.7 7.7 15.4 15.0 Operating Income 8.3 $ 6.8 $ 10.3 $ 17.1 $ 15.1 $ Net Income 5.0 $ 4.2 $ 6.2 $ 10.4 $ 9.2 $ Capital Expenditures 7.1 $ 8.5 $ 3.9 $ 12.4 $ 15.6 $ Free Cash Flow 8.5 $ 6.0 $ 14.1 $ 20.1 $ 14.5 $ Numbers prior to inter-segment eliminations. Six months ended

Enventis Sector Total Numbers prior to inter-segment eliminations. Enventis was acquired Dec. 2005. 22 Trailing Actual 6/30/06 12/31/06 6/30/07 12 mos 2006 Revenue Network Services 21.2 $ 19.6 $ 33.2 $ 52.8 $ 40.8 $ Transport Services 8.1 9.2 10.0 19.2 17.3 Total Revenue 29.3 $ 28.8 $ 43.2 $ 72.0 $ 58.1 $ Costs & Operating Expenses 26.5 $ 26.3 $ 38.4 $ 64.7 $ 52.8 $ Subtotal EBITDA 2.8 $ 2.5 $ 4.8 $ 7.3 $ 5.3 $ Depreciation and Amortization 1.5 1.6 1.8 3.4 3.1 Operating Income 1.3 $ 0.9 $ 3.0 $ 3.9 $ 2.2 $ 0.8 $ 0.6 $ 1.8 $ 2.4 $ 1.4 $ Capital Expenditures 3.1 $ 2.2 $ 2.1 $ 4.3 $ 5.3 $ Free Cash Flow (0.3) $ 0.3 $ 2.7 $ 3.0 $ - $ Six months ended Net Income (Dollars In Millions)

Enventis – ENS Numbers prior to inter-segment eliminations. Enterprise Network Services (ENS) - Cisco equipment and professional services 23 Trailing Actual 6/30/06 12/31/06 6/30/07 12 mos 2006 ENS Revenue 21.2 $ 19.6 $ 33.2 $ 52.8 $ 40.8 $ Costs & Operating Expenses 20.2 19.1 31.4 50.5 39.3 Subtotal EBITDA 1.0 $ 0.5 $ 1.8 $ 2.3 $ 1.5 $ Depreciation and Amortization 0.2 0.2 0.2 0.4 0.4 Operating Income 0.8 $ 0.3 $ 1.6 $ 1.9 $ 1.1 $ 0.5 $ 0.2 $ 0.9 $ 1.1 $ 0.7 $ Capital Expenditures 0.1 $ 0.1 $ 0.1 $ 0.2 $ 0.2 $ Free Cash Flow 0.9 $ 0.4 $ 1.7 $ 2.1 $ 1.3 $ Six months ended Net Income (Dollars In Millions)

Enventis - ETS Numbers prior to inter-segment eliminations. Enterprise Transport Services (ETS) - fiber based business data and IP solutions 24 Trailing Actual 6/30/06 12/31/06 6/30/07 12 mos 2006 ETS Revenue 8.1 $ 9.2 $ 10.0 $ 19.2 $ 17.3 $ Costs & Operating Expenses 6.3 7.2 7.0 14.2 13.5 Subtotal EBITDA 1.8 $ 2.0 $ 3.0 $ 5.0 $ 3.8 $ Depreciation and Amortization 1.3 1.4 1.6 3.0 2.7 Operating Income 0.5 $ 0.6 $ 1.4 $ 2.0 $ 1.1 $ 0.3 $ 0.4 $ 0.9 $ 1.3 $ 0.7 $ Capital Expenditures 3.0 $ 2.1 $ 2.0 $ 4.1 $ 5.1 $ Free Cash Flow (1.2) $ (0.1) $ 1.0 $ 0.9 $ (1.3) $ Six months ended Net Income (Dollars In Millions)

Reconciliation of Operating Income to EBITDA Company management believes EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), a non-GAAAP financial measure, provides useful information regarding the Company’s debt position, its cash flow, and its overall valuation. 25 Q2-2007 Q2-2006 $ Change 2007 2006 $ Change Operating Income 7.7 $ 4.4 $ 3.3 $ 12.7 $ 8.6 $ 4.1 $ Add: Depreciation 4.4 4.2 0.2 8.9 8.3 0.6 Amortization of Intangibles 0.3 0.3 - 0.6 0.6 - 12.4 $ 8.9 $ 3.5 $ 22.2 $ 17.5 $ 4.7 $ Six Months ended June 30 EBITDA (Dollars In Millions)

Thank you